Exhibit 10.1(bt)

AMENDMENT NUMBER THREE

TO

FACTORY PENSION PLAN OF SAUER-DANFOSS (LASALLE) AND INTERNATIONAL UNION, UNITED AUTOMOBILE, AEROSPACE AND AGRICULTURAL IMPLEMENT WORKERS OF AMERICA, AND IT’S LOCAL UNION NO. 285

(As Amended and Restated Effective January 1, 1999)

WHEREAS, Sauer-Danfoss (US) Company (previously known as Sauer-Sundstrand Company) (the “Company”) sponsors the Factory Pension Plan of Sauer-Danfoss (LaSalle) and International Union, United Automobile, Aerospace and Agricultural Implement Workers of America, and Its Local Union No. 285 (the “Plan”); and

WHEREAS, the Plan was submitted on February 20, 2002 to the Internal Revenue Service (“IRS”) for purposes of securing a favorable determination letter with respect to the Plan; and

WHEREAS, the IRS has requested an amendment to the Plan in connection with the issuance of a favorable determination letter with respect to the Plan’s qualified status under Section 401(a) of the Internal Revenue Code; and

WHEREAS, the Company and the UAW Local Union No. 285 (the “Union”) have agreed that such determination to amend the Plan at the IRS request is in the best interest of the Company and its employees.

NOW, THEREFORE, pursuant to Section 19.2 of the Plan, the Company hereby amends the Plan, effective January 1, 2000, by inserting the following new paragraph (c) to Section 1.2 of the Plan as a part thereof:

“Notwithstanding the last paragraph of paragraph (a) immediately above and the last paragraph of paragraph (b) immediately above, for the period beginning January 1, 2000 and ending April 3, 2003, a lump sum distribution under the Plan shall equal the lump sum distribution, as determined under the actuarial assumptions provided for in paragraphs (a) and (b) immediately above or as determined under the terms of the Plan prior to January 1, 2000, whichever results in the greater present value benefit to the Participant.

IN WITNESS WHEREOF, the Company has authorized the execution on its behalf of this Amendment Number Three this 3rd day of April, 2003.

Sauer-Danfoss (U.S.) Company	UAW, Local Union No. 285
/s/ MATTHEW K. BENDLER	/s/ WILLIAM C. FALASSI

/s/ SUZANNE SOBKOWIAK	/s/ PATRICIO ESCATEL